Supplement dated October 25, 2018
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Total Return Bond Strategies Fund	1/1/2018
Effective immediately, the changes described in this supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The second paragraph under the subsection "Principal Investment Strategies" in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. For purposes of its 80% test, the Fund treats investment in loans as “debt securities,” even though loans may not be “securities” under certain of the federal securities laws. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity or duration at the Fund level.
The rest of the section remains the same.
The third paragraph under the subsection "Principal Investment Strategies" in the "More Information About the Fund" section of the Prospectus, as well as the information under the caption "Columbia Management — Liquidity Strategy Sleeve" in the same section are hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities, including debt securities issued by the U.S. Government, its agencies, instrumentalities or sponsored corporations, debt securities issued by corporations, mortgage- and other asset-backed securities, dollar-denominated securities issued by foreign governments, companies or other entities, bank loans and other obligations. For purposes of its 80% test, the Fund treats investment in loans as “debt securities,” even though loans may not be “securities” under certain of the federal securities laws. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
Columbia Management — Liquidity Strategy Sleeve
Columbia Management is responsible for managing cash flows into and out of the Fund resulting from the purchase and redemption of Fund shares. Columbia Management typically invests this sleeve in U.S. government securities, high-quality, short-term debt instruments (including investments in affiliated or unaffiliated money market funds), ETFs, futures (including index futures and interest rate futures), and swaps (including credit default swaps and interest rate swaps). Columbia Management may also use these instruments to manage the Fund’s overall risk exposure.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP101_08_005_(10/18)